ING PARTNERS, INC.

ING JP Morgan International Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Regency Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated January 8, 2008 to the Service Class and Adviser Class Prospectus,
Initial Class Prospectus and the Adviser Class, Initial Class, and Service Class
Statement of Additional Information each dated April 30, 2007.

On December 5, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize each Portfolio into the following respective “Surviving Portfolio” (“Reorganizations”):

Disappearing Portfolio	Surviving Portfolio
ING JP Morgan International Portfolio	ING Templeton Foreign Equity Portfolio
ING Legg Mason Partners Large Cap Growth Portfolio	ING Marsico Growth Portfolio
ING Lord Abbett U.S. Government Securities Portfolio	ING VP Intermediate Bond Portfolio
ING Neuberger Berman Regency Portfolio	ING Pioneer Mid Cap Value Portfolio

The proposed Reorganizations are subject to approval by shareholders of the Portfolios.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about April 10, 2008, it is expected that the Reorganizations shall close on April 26, 2008, or such other date as the parties to the Reorganizations may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if the Reorganizations are not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.